 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 12, 2019
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-37932	94-0787340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	YUMA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Yuma Energy, Inc. (the “Company”) was held on June 12, 2019 (the “Meeting”) at which the Company’s stockholders voted on the proposals identified below.

At the close of business on April 26, 2019, the record date for the Meeting, 23,154,066 shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company, and 2,076,472 shares of Series D Convertible Preferred Stock, $0.001 par value per share (the “Series D Preferred Stock”), of the Company, were outstanding and entitled to vote at the Meeting. Each share of Series D Preferred Stock was entitled to 1.682 votes.

The first proposal was the election of one individual to serve as a director of the Company for a one-year term expiring in 2020. The director elected and the tabulation of votes was:

Nominee for Director	For	Withheld	Broker Non-Votes
Frank A. Lodzinski	15,142,632	37,372	-

The Company’s continuing directors after the Meeting include James W. Christmas and Richard K. Stoneburner.

The second proposal was an advisory vote on executive compensation. The votes on the proposal were:

For	Against	Abstain	Broker Non-Votes
15,083,398	54,668	42,063	-

The third proposal was a vote on the approval and adoption of an amendment to the Company’s amended and restated certificate of incorporation to effect, at the discretion of the Board of Directors of the Company (the “Board”), a reverse stock split of the shares of the Common Stock issued and outstanding or reserved for issuance, at an exchange ratio of not less than 1-for-10 and not greater than 1-for-25, such exchange ratio to be determined by the Board at its sole discretion. The votes on the proposal were:

For	Against	Abstain	Broker Non-Votes
15,281,347	181,473	8,641	-

All of the proposals were approved by the Company’s stockholders. Stockholders owning 11,987,695 shares of the Common Stock and 2,071,177 shares of the Series D Preferred Stock voted at the Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Anthony C. Schnur
	Name:	Anthony C. Schnur
Date: June 14, 2019	Title:	Interim Chief Executive Officer, Interim Chief Financial Officer and Chief Restructuring Officer

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